Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes
Income Taxes

(7)Income Taxes

The Company is included in the federal combined income tax return of Liberty Broadband and its subsidiaries during the periods presented. The income tax provision included in these financial statements has been prepared on a stand-alone basis, as if GCI Liberty was not part of the combined Liberty Broadband tax group.

Income tax (expense) benefit consists of:

	Years ended December 31,
	2024	2023

	amounts in millions
Current:
Federal	$(12)	—
State and local	(5)	(2)
	(17)	(2)
Deferred:
Federal	(6)	(16)
State and local	(4)	(6)
	(10)	(22)
Income tax (expense) benefit	$(27)	(24)

Income tax benefit (expense) differs from the amounts computed by applying the applicable U.S. federal income tax rate of 21% as a result of the following:

	Years ended December 31,
	2024	2023

	amounts in millions
Computed expected tax benefit (expense)	$(20)	(14)
State and local income taxes, net of federal income taxes	(7)	(6)
Executive compensation	(1)	(3)
Stock compensation	—	(1)
Non-deductible expenses	—	(4)
Federal income tax credits	2	3
Other, net	(1)	1
Income tax (expense) benefit	$(27)	(24)

For the year ended December 31, 2024, the significant reconciling items, as noted in the table above, are primarily due to state income taxes, partially offset by federal tax credits.

For the year ended December 31, 2023, the significant reconciling items, as noted in the table above, are primarily due to state income taxes, certain non-deductible expenses and non-deductible executive compensation.

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are presented below:

	December 31,
	2024	2023

	amounts in millions
Deferred tax assets:
Tax loss and credit carryforwards	$2	31
Deferred revenue	44	27
Operating lease liability	30	28
Other accrued liabilities	8	7
Asset retirement obligations	25	24
Other future deductible amounts	23	26
Deferred tax assets	132	143
Valuation allowance	(1)	(1)
Net deferred tax assets	131	142
Deferred tax liabilities
Fixed assets	207	196
Intangible assets	252	266
Operating lease ROU assets	31	29
Deferred tax liabilities	490	491
Net deferred tax liabilities	$359	349

During the year ended December 31, 2024, there was no change in the valuation allowance.

At December 31, 2024, the Company had a deferred tax asset of $2 million for federal and state net operating loss (“NOL”) carryforwards. The future use of the $2 million carryforwards are subject to limitation and expire at certain future dates. Based on current projections, $1 million of these carryforwards may expire unused and accordingly are subject to a valuation allowance. The carryforwards that are expected to be utilized will begin to expire in 2028.

As of December 31, 2024 and 2023, the Company had not recorded tax reserves related to unrecognized tax benefits for uncertain tax positions.

Certain of the entities that will be subsidiaries of the Company were part of a previous parent’s combined federal tax group until the date of the Original Combination and have been part of the Liberty Broadband combined federal tax group subsequent to the Original Combination. As of December 31, 2024, all of the Company’s federal tax years prior to 2021 are closed. However, because the Company generated NOLs in tax years prior to 2020, utilization of the NOLs in future years are subject to adjustment. Liberty Broadband’s 2023 and 2024 tax years are being examined currently as part of the IRS’s Compliance Assurance Process program.